UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

BEACH ACQUISITION CO PARENT, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-287891	33-4932106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 3G Capital Partners L.P.
600 Third Avenue, 37th Floor New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 893-6727

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 12, 2025, the registrant, Beach Acquisition Co Parent, LLC, a Delaware limited liability company (the “Company,” “we,” “us,” or “our”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events, the completion of the Company’s acquisition of Skechers U.S.A., Inc., a Delaware corporation (“Skechers”), pursuant to that certain Agreement and Plan of Merger, dated as of May 4, 2025, by and among the Company, Skechers and Beach Acquisition Merger Sub, Inc., a Delaware corporation and an indirect subsidiary of the Company

This Current Report on Form 8-K/A amends the Original Form 8-K to include (i) the financial statements of Skechers required by Item 9.01(a) of Form 8-K and (ii) the pro forma financial information of the Company required by Item 9.01(b) of Form 8-K. The Company had previously indicated in the Original Form 8-K that such financial statements and pro forma financial information would be provided no later than 71 days from the date on which the Original Form 8-K was require to be filed. No other changes to the Original Form 8-K are being made hereby.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of Skechers as of December 31, 2023 and 2024, the related consolidated statements of earnings, comprehensive income, stockholders’ equity and redeemable noncontrolling interest, and cash flows, for each of the three years in the period ended December 31, 2024 and the related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A through incorporation by reference to Skechers’ Annual Report on Form 10-K for the year ended December 31, 2024.

The unaudited condensed consolidated balance sheets of Skechers as of June 30, 2025 and December 31, 2024, the related condensed consolidated statements of earnings, comprehensive income, and stockholders’ equity and redeemable noncontrolling interest, for three and six months ended June 30, 2025 and 2024 and the condensed consolidated statements of cash flows for the six months ended June 30, 2025 and 2024 and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A through incorporation by reference to Skechers’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2025, and the unaudited pro forma condensed combined statements of earnings for the six months ended June 30, 2025 and the year ended December 31, 2024 are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

Exhibit No.	Exhibit Description
23.1	Consent of BDO USA, P.C.

99.1	Audited consolidated balance sheets of Skechers as of December 31, 2023 and 2024, the related consolidated statements of earnings, comprehensive income, stockholders’ equity and redeemable noncontrolling interest, and cash flows, for each of the three years in the period ended December 31, 2024 and the related notes (incorporated by reference to Skechers’ Annual Report on Form 10-K for the year ended December 31, 2024).

99.2	Unaudited condensed consolidated balance sheets of Skechers as of June 30, 2025 and December 31, 2024, the related condensed consolidated statements of earnings, comprehensive income, and stockholders’ equity and redeemable noncontrolling interest, for three and six months ended June 30, 2025 and 2024 and the condensed consolidated statements of cash flows for the six months ended June 30, 2025 and 2024 and the related notes (incorporated by reference to Skechers’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025).

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2025, and the unaudited pro forma condensed combined statements of earnings for the six months ended June 30, 2025 and the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEACH ACQUISTION CO PARENT, LLC

Date: October 6, 2025	By:	/s/ John Vandemore
	Name:	John Vandemore
	Title:	Chief Financial Officer